UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2010

Iowa Telecommunications Services, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-32354	42-1490040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

403 W. Fourth Street North Newton, Iowa		50208
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (641) 787-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

Iowa Telecommunications Services, Inc. (NYSE: IWA) today announced its Board of Directors has declared the final interim dividend on Iowa Telecommunications common stock in anticipation of the closing of the previously-announced merger with Windstream Corporation.  The dividend is contingent upon the closing of the merger.

The Board declared a dividend of $0.0022418 per share of common stock, per day, from and including April 1, 2010 (the first day of the current fiscal quarter), until and including the closing date of the merger, in accordance with the terms of the merger agreement and provided that the closing date is prior to July 1, 2010.  The merger is currently expected to close on June 1, 2010, assuming satisfaction or waiver of all of the conditions to the merger.  If the merger is completed on June 1, 2010, the final dividend will be $0.1389890 per share.

The final dividend will be payable as soon as practicable after the closing date to shareholders of record as of the close of business on the last business day immediately preceding the closing date of the merger.

The company issued a press release relating to the dividend on May 18, 2010.  The full text of the press release is set forth in Exhibit 99.1 hereto.

Iowa Telecommunications Services, Inc. (d/b/a Iowa Telecom) is a telecommunications service provider that offers local telephone, long distance, Internet, broadband and network access services to business and residential customers. Today, the company serves over 450 Iowa communities and 16 Minnesota communities and employs nearly 800 people. The company’s headquarters are in Newton, Iowa. The Company trades on the New York Stock Exchange under the symbol IWA.  For further information regarding Iowa Telecom, please go to www.iowatelecom.com and select “Investor Relations.”  The Iowa Telecom logo is a registered trademark of Iowa Telecommunications Services, Inc. in the United States.

This current report may contain forward-looking statements that are not based on historical fact, including without limitation statements containing the words “believes,” “may,” “plans,” “will,” “estimate,” “continue,” “anticipates,” “intends,” “expects,” and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, events or developments to be materially different from future results, events or developments described in the forward-looking statements. Such factors include those risks described in the press release and in Iowa Telecom’s Form 10-K on file with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date the press release is issued, and Iowa Telecom undertakes no duty to update this information.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press release dated May 18, 2010.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2010	Iowa Telecommunications Services, Inc.

	By:	/s/ Donald G. Henry
Donald G. Henry
Vice President, General Counsel and Secretary